AMENDMENT NUMBER 10
TO THE CANADIAN PACIFIC RAILWAY COMPANY PENSION PLAN
CONSOLIDATED AS AT JANUARY 1, 2009
AMENDMENTS FOR CPPA, IBEW, RCTC, TCRC-MWED, TCRC-RTE, TC/USWA, AND MANAGEMENT EMPLOYEES EFFECTIVE JANUARY 1, 2013
Effective January 1, 2013,

1.	Revise Amendment Number 9 as follows:

a.	Amend paragraph 2.40.1 by replacing all instances of “January 1, 2013” with “June 1, 2013”.

b.	Amend paragraph 8.08(a) by replacing “all of the Member’s Pensionable Service prior to January 1, 2013” with “all of the Member’s Pensionable Service prior to June 1, 2013”.

c.	Amend paragraph 8.08(b) by replacing “and (2) January 1, 2013” with “and (2) June 1, 2013”.

d.	Amend subparagraph 8.09(a) by replacing “January 1, 2013” with “June 1, 2013”.

2.	Add new paragraph 2.29.1, as follows, and replace all occurrences of “last date of hire” in the Plan with “Last Date of Hire”:
“2.29.1    Last Date of Hire
“Last Date of Hire” of an Employee means the latest date on which the Employee was hired by the Company or, if applicable, was re-hired by the Company following a separation of service.”

3.	Amend subparagraph 2.27(c) by replacing all instances of “January 1, 2013” with “June 1, 2013”.

4.	Amend paragraphs 5.01(a.1) and 5.01(a.2) by replacing all instances of “January 1, 2013” with “June 1, 2013”.

5.	Amend subparagraph 8.01(d) by replacing “January 1, 2013” with “June 1, 2013”.